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Exhibit 10.2

            , 2005

Cold Spring Capital Inc.
51 Locust Avenue, Suite 302
New Canaan CT 06840

Re: Initial Public Offering

Gentlemen:

        The undersigned officer and director and stockholder of Cold Spring Capital Inc. ("Company"), in consideration of Deutsche Bank Securities Inc. ("DBSI") embarking on the process of an initial public offering of the securities of the Company ("IPO"), hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

          1.     If the Company solicits approval of its stockholders of an Initial Transaction, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

          2.     The undersigned will escrow his Insider Shares until six months after the consummation of an Initial Transaction subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

          3.     In the event that the Company fails to consummate an Initial Transaction within 12 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 18 months under the circumstances described in the Company's Registration Statement, No. 333-125873, originally filed with the Securities Exchange Commission on June 16, 2005, as amended ("Registration Statement")), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the Trust Fund with respect to his Insider Shares and waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company to or against the Trust Fund and will not seek recourse against the Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably paid in investigating, preparing, defending or settling any litigation, whether pending or threatened, or any claim whatsoever) (collectively, a "Loss") which the Company may become subject to or liable for as a result of any claim (i) by any vendor that is owed money by the Company for services rendered or products sold in each case, to the Company, (ii) by any "target" (as defined in the Registration Statement) with which the Company has extered into a written letter of intent, confidentiality or non-disclosure agreement, or (iii) by Ferris, Baker Watts, Inc. (the "FBW Claims") (to the extent such losses exceed $300,000) but only in each case to the extent necessary to ensure that the Loss does not reduce the amount in the Trust Fund; provided, however, that the undersigned shall only be liable for fifty percent of the total Loss. The undersigned acknowledges and agrees that (i) the Company has allocated $300,000 to cover expenses associated with the FBW Claims, (ii) the Company will not use working capital in excess of $300,000 in defending or settling the FBW Claims, and (iii) the undersigned's indemnification obligations will cover any expenses and costs in excess of $300,000. The undersigned believes that he will have sufficient assets to satisfy his portion of the FBW Claims.

          4.     In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of an Initial Transaction, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

          5.     The undersigned acknowledges and agrees that the Company will not consummate any Initial Transaction which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an unaffiliated independent investment banking firm which is a member of the National Association of Securities Dealers, Inc. that the Initial Transaction is fair to the Company's stockholders from a financial perspective.

          6.     Neither the undersigned, any member of the family of the undersigned, or any affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates an Initial Transaction.

          7.     The undersigned agrees to be President, Treasurer and a member of the Board of Directors of the Company until the earlier of the consummation by the Company of an Initial Transaction or the liquidation of the Company. The undersigned's biographical information furnished to the Company and included in the Registration Statement is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company is true and accurate in all respects. The undersigned represents and warrants that:

      (a)
      he is not subject to or a respondent in any legal action for, any injunction cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

      (b)
      he has never been convicted of or pleaded guilty to any crime (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

      (c)
      he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

          8.     The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as President, Treasurer and a member of the Board of Directors of the Company.

          9.     Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Initial Transaction.

          10.   As used herein, (i) an "Initial Transaction" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition or other similar business combination of one or more operating business, one or more portfolios of financial assets (including consumer and/or mortgage loans) or one or more real estate assets, or a series of such transactions, that has a fair market value of at least 80% of the Company's net worth at the time of such transaction (excluding the amount held in the trust account representing a portion of the fees of the underwriters, as more fully discussed in the Underwriting Agreement, dated as of                  , 2005, between the Company and DBSI); (ii)  "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO; and (v) "Trust Fund" shall mean the gross proceeds of the IPO placed in trust for the benefit of holders of IPO shares.

        [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned has executed this Letter Agreement as of the date first written above.

Joseph S. Weingarten

[SIGNATURE PAGE TO LETTER AGREEMENT]

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  Exhibit 10.2